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                                                                   Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350 *

In connection with the Quarterly Report of PGI Incorporated (the "Company") on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laurence A. Schiffer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Laurence A. Schiffer                                     August 6, 2008
---------------------------------
Laurence A. Schiffer
Chief Executive Officer
(Principal Executive Officer)


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*A signed original of this written statement has been provided to the Company and will be retained by the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.